UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                 Date of Event Requiring Report: August 8, 2003

                                  NOVAMED, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

          000-26927                               77-0443643
          ---------                               ----------
   (Commission File Number)          (IRS Employer Identification Number)




                        Cornelis van Lieshout, President
              2465 West 12th Street, Suite 2, Tempe, Arizona 85281
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (480) 505-0070
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 1.  Changes in Control of Registrant

On August 5, 2003, NovaMed, Inc., ("Company") entered into a Stock Exchange Agreement ("Agreement") with World Wide Auctioneers, Inc. ("WWA") wherein the Company agreed to issue to the shareholders of WWA 13,887,447 shares of its common stock in exchange for the 50,000 shares that constitute all the issued and outstanding shares of WWA's wholly owned subsidiary World Wide Auctioneers, Ltd. ("WWA Dubai"). The parties closed the Agreement on August 8, 2003 with the Company's acquisition of WWA Dubai. The share issuances to the shareholders of WWA included the agreement to issue 7,525,000 shares of the Company's common stock to Asia4Sale.com, Inc., the majority shareholder of WWA. The authorized share issuance to Asia4Sale.com, Inc. and the other shareholders of WWA effectively constitutes a change in control of the Company with Asia4Sale.com, Inc. alone exercising voting control over 47.8% of the Company's issued and outstanding common stock on August 8, 2003.

ITEM 2.  Acquisition or Disposition of Assets.

On August 8, 2003 the Company acquired WWA Dubai as a wholly owned subsidiary.

WWA Dubai is an international equipment auction company based in the United Arab Emirates that holds unreserved auctions for the sale of construction, industrial and transportation equipment on a consignment basis. Virtually all other equipment auction companies trade for their own accounts in their own auctions, a practice that diminishes the auctioneer's returns and antagonizes equipment dealers. WWA Dubai's business focus on selling on behalf of consignors rather than buying or selling on its own account eliminates any conflict between its own interests and those of buyers or sellers.

WWA Dubai has conducted heavy equipment consignment auctions in Dubai and Jakarta, Indonesia using a sophisticated auction and mailing information system developed in-house over two years of holding auctions. Management is in the process of formalizing agreements to auction large packages of equipment in the U.S., South America and Australia. Equipment, once secured, will be auctioned either in Dubai or through a partner in Australia. Joint ventures to conduct auctions in China, South America and India are also under consideration.

The Company intends to change its name to "WWA Group, Inc." to reflect its business focus as soon as is practicable pursuant to Securities and Exchange Commission rules and regulations.

ITEM 5.  Other Events

On August 8, 2003 subsequent to the closing of the Agreement with WWA, Ruairidh Campbell, the Company's sole officer and director appointed Eric Montandon, Cornelis van Leishout and Digamber Naswa to the Company's board of directors. The newly constituted board of directors then accepted the resignation of Ruairidh Campbell, as a director and officer of the Company and proceeded to appoint new officers. The board of directors appointed Cornelis van Lieshout as the Company's president and chief executive officer, Digamber Naswa as the Company's chief financial officer and Herman Huening as the Company's corporate secretary.

ITEM 7.  Financial Statements and Exhibits

Audited financial statements for WWA Dubai and pro forma financial statements for the Company are hereby filed with this Form 8K within the time permitted by the rule.

The following exhibits are included:

                                       2

EXHIBIT           PAGE             DESCRIPTION
NO.               NO.

10(i)             4                Stock Exchange Agreement dated August 5, 2003 between the
                                   Company and the shareholders of World Wide Auctioneers, Inc.
                                   and disclosure schedules thereto.

99 (i)            41               World Wide Auctioneers, Ltd. audited financial statements for the years ended December 31, 2002 and December 31, 2001.

99(ii)            55               World Wide Auctioneers,  Ltd.  unaudited  financial  statements for the six month period ended June 30, 2003.

99(iii)           69               Pro forma financial statements consolidating the Company with
                                   World Wide Auctioneers,  Ltd. for the six month period ended
                                   June 30, 2003.

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAMED, INC.

Signature                                             Date



By: /s/ Cornelis van Lieshout                         August 25, 2003
    -------------------------
Name:  Cornelis van Lieshout
Title:    President and Chief Executive Officer

By: /s/ Digamber Naswa                                August 25, 2003
    ------------------
Name: Digamber Naswa
Title: Chief Financial Officer














                                       3










EXHIBIT 10(i)




                                 STOCK EXCHANGE
                                    AGREEMENT

                                     BETWEEN

                                  NovaMed, Inc.

                                       AND

                     WWA World Wide Auctioneers, Inc. (USA)




                                 August 5, 2003






                                       4



                            STOCK EXCHANGE AGREEMENT


THIS STOCK EXCHANGE AGREEMENT (the "Agreement"), entered into as of August 5,
2003, by and between NovaMed, Inc., a Nevada corporation (the "Company") and WWA
World Wide Auctioneers, Inc. (USA), a Nevada corporation ("World Wide USA"), and each of the shareholders of World Wide USA as identified in a Disclosure
Schedule appended to this Agreement (collectively the "Sellers").

WITNESSETH:

WHEREAS, each of the Sellers own that number of shares of common stock of World
Wide USA, set forth opposite their respective names on a Disclosure Schedule 1.1 hereto, which shares constitute all of the issued and outstanding shares of World Wide USA ("World Wide USA Shares"); and

WHEREAS, World Wide USA owns World Wide Auctioneers, Ltd. ("World Wide Dubai") as a wholly owned subsidiary; and

WHEREAS, the Company desires to acquire from the World Wide USA, and World Wide
USA desires to transfer to the Company, all of the issuing and outstanding shares of World Wide Dubai amounting to 50,000 World Wide Dubai common shares par value of US$1 ("World Wide Dubai Shares"), in exchange for the issuance by the Company to the Sellers of an aggregate of 13,887,447 shares of the Company's common stock, par value $.001 per share ("Company Shares") to be allocated among the Sellers on a pro rata basis as set forth in Disclosure Schedule 1.1 hereto;

WHEREAS, the chairman of the board of World Wide USA, Eric Montandon and the president of World Wide USA, Cornelis van Lieshout represent and warrant, that said director and officer are fully authorized and empowered through appropriate corporate action to act on behalf of and bind the Sellers.

NOW,   THEREFORE,   in   consideration  of  the  premises  and  of  the  mutual
representations,  warranties and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                               EXCHANGE OF SHARES

1.1 Exchange of Shares. Subject to the terms and conditions of this Agreement,
    -------------------
on Closing:

(a) The Company shall issue and deliver to the Sellers that number of Company
Shares as set forth opposite such Seller's name in Disclosure Schedule 1.1 hereto for the World Wide Dubai Shares in an aggregate amount of thirteen million eight hundred and eighty seven thousand four hundred and forty seven
(13,887,447) shares of the Company's common stock, and World Wide USA agrees to deliver to the Company, all of the issuing and outstanding shares of World Wide
Dubai amounting to 50,000 World Wide Dubai Shares.

(b) Company Shares issued to Sellers shall be subject to resale restrictions imposed pursuant to the Securities Act of 1933 as amended (the "Securities
Act").

                                       5



1.2      Time and Place of Closing.
         -------------------------

The closing of the transactions contemplated hereby (the "Closing") shall take place on August 8, 2003 at the offices of the Company at 10 a.m. Mountain
Daylight Time, or at such other place as the parties may agree.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to World Wide USA and to the Sellers that:

2.1 Due Organization and Qualification; Due Authorization.
    -----------------------------------------------------

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company taken as a whole.

(b) The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity except that wholly owned subsidiary described in Article 2.19 hereto.

(c) The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

2.2 No Conflicts or Defaults.

The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (i) contravene the Articles of Incorporation or By-laws of the Company, (ii) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which the Company or any of their respective assets are subject, (iii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest upon any of the assets of the Company, (iv) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company or any of its assets are bound, or (v) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.



                                       6



2.3 Capitalization.

The authorized capital stock of the Company immediately prior to giving effect to the transactions contemplated hereby consists of 50,000,000 shares of common stock of which 1,299,858 shares of common stock are issued and outstanding as of the date hereof. All of the outstanding shares of common stock are, and the Company Shares when issued in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and non-assessable. All outstanding shares of the Company's capital stock were issued in compliance with all applicable federal and state laws. The Company Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for common stock. The offers and sales of all the Company's outstanding securities were at all relevant times either registered under the Securities Act and the applicable state securities or Blue
Sky laws, or exempt from such registration pursuant to the exemption claimed therefore.

2.4 Financial Statements.
    --------------------

Disclosure Schedule 2.4 contains copies of the balance sheets of the Company at December 31, 2002 (audited) and June 30, 2003 (unaudited) (such statements being the "Company Financial Statements"). The Company Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material.
Such statements present fairly the financial position of the Company as of the dates indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

2.5 Further Financial Matters.

(a) The Company has no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles that are not reflected in the Company Financial Statements.

(b) Except as set forth in the Company Financial Statements, the Company does not have any, direct or indirect, indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise of which the Company is aware.







                                       7






2.6 Taxes.

The Company has filed all federal, state, county, local and foreign national, provincial and local tax returns or reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Company, such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of the Company has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. The Company has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of the Company, threatened, against the Company for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Company including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Company and in the Company Financial Statements.

2.7 Indebtedness: Contracts: No Defaults.
    ------------------------------------

(a) Disclosure Schedule 2.7 sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party
(collectively, the "Company Operating Agreements"). An agreement shall not be considered material for the purposes of this Article 2.7(a) if it provides for expenditures or receipts of less than $60,000 and has been entered into by the Company in the ordinary course of business. The Company Operating Agreements constitute all of the contracts, agreements, understandings and arrangements required for the operation of the business of the Company or which have a material effect thereon. Copies of all such material written Company Operating
Agreements have previously been delivered or otherwise made available to the Sellers and such copies are true, complete and correct as of the date hereof.

(b) The Company nor, to the Company's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which the Company is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by the Company or, to the knowledge of the Company, any other person or entity. The
Company has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.


                                       8



2.8 Personal Property.
    -----------------

The Company has good and marketable title to all of its tangible personal property and assets free and clear of any other liens or mortgages, except for any lien for current taxes not yet due and payable, as set forth in Disclosure
Schedule 2.8.

2.9 Real Property.

Disclosure Schedule 2.9 sets forth a true and complete list of all real property owned by, or leased or subleased by or to, the Company. Each lease to which the Company is a party is valid, binding and in full force and effect with respect to the Company and, to the knowledge of the Company, no notice of default or termination under any such lease is outstanding.

2.10 Compliance with Law.

(a) The Company is not conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. The Company has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

(b) The Company is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company under any environmental laws.

2.11 Permits and Licenses.

The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. As of the date hereof, the Company has not received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any national, federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

2.12 Ordinary Course.

Since June 30, 2003, the Company has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

2.13 No Adverse Changes.  Since June 30, 2003, there has not been:
     ------------------

(a) Any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of the Company as reflected in the Company Financial Statements.


                                       9



(b) Any material loss sustained by the Company, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of the Company's business.

(c) To the best knowledge of the Company, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of the Company.

2.14 Litigation.

(a) There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company that has not been disclosed to World Wide USA and the Sellers, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof.

(b) There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company.

(c) The Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

2.15 Insurance.

The Company maintains no insurance.

2.16 Certificate of Incorporation and Bylaws: Minute Books.
     -----------------------------------------------------

The copies of the Articles of Incorporation and Bylaws (or similar governing documents) of the Company, and all amendments to each are true, correct and complete. The minute books of the Company contain true and complete records of all meetings and consents in lieu of meetings of its board of directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of the Company are true, correct and complete.






                                       10





2.17 Employee Benefit Plans.
     ----------------------

The Company does not maintain, nor has the Company maintained in the past, any employee benefit plans ("as defined in Section 3(3) of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA")), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Company, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with the Company, or any entity required to be aggregated in a controlled group or affiliated service group with the Company for purposes of ERISA or the Internal Revenue Code of 1986 (the "Code")
(including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time.

2.18 Patents: Trademarks and Intellectual Property Rights.

The Company owns no patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s), proprietary rights or processes. 2.19 Subsidiaries.

The Company has one wholly owned subsidiary, NovaMed Medical Products
Manufacturing, Inc., a Minnesota corporation, which currently has no operations.

2.20 Affiliate Transactions.

(a) Neither the Company nor any officer, director or employee of the Company (or any of the relatives or affiliates of any of the aforementioned persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Sellers to any liability or obligation from and after the Closing Date.

(b) The Company has no indebtedness due from its respective officers, directors or stockholders or any of their respective relatives or affiliates, and none of the officers, directors or stockholders of the Company or their respective relatives or affiliates has any claim against the Company.

2.21 No Anti-Dilution Adjustment.

The issuance of the Company Shares will not give any holder of any of the Company's outstanding shares, options, warrants or other convertible securities or rights the right to purchase any additional shares of capital stock, the right to be issued any capital stock and/or the right to purchase capital stock at a reduced price.






                                       11





2.22 No Regulatory Problems.

The Company (i) has not filed a registration statement which is the subject of any proceeding or examination under Section 8 of the Securities Act, or is not the subject of any refusal order or stop order thereunder; (ii) is not subject to any pending proceeding under Rule 258 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities Act, or to an order entered thereunder; (iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Securities and Exchange Commission ("Commission");
(iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminary or permanently restraining or enjoining, the Company from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; and (v) is not subject to a United States Postal
Service false representation order entered under Section 3005 of Title 39, United States Code; or a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

To its knowledge, none of the Company's directors, officers, or beneficial owners of five percent or more of any class of its equity securities (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, permanently enjoining or restraining such person from engaging in, or continuing, any conduct or practice in connection with the purchase or sale of any security involving the making of a false filing with the Commission, (iii) is subject to an order of the Commission entered pursuant to Section 15(b), 15B(a), or 15B(c) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940; (iv) has been suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;
or (v) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or is subject to a restraining order or preliminary injunction entered under Section 3007 of Title
39, United States Code, with respect to conduct alleged to have violated Section
3005 of Title 39, United States Code.

2.23 Miscellaneous.
     -------------

The representations and warranties made by the Company in this Agreement and the statements made by or on behalf of the Company in any certificate, document or exhibit furnished in connection with the transactions contemplated hereby or thereby or in any public filing with any regulatory agency, (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as and if required, and (ii) do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such representations or warranties or other such statements, in light of the circumstances under, and at the time at, which they were made, not false or misleading.



                                       12



2.24 Tax Free Transaction

The Company has structured this exchange with the intent that it be considered a tax-free exchange under the Internal Revenue Code of 1986, as amended, for all parties.

                                   ARTICLE III

          REPRESENTATIONS AND WARRANTIES OF WORLD WIDE USA AND SELLERS

World Wide USA represents and warrants and Sellers, (but only when specifically referenced in this Article III and then only with respect to each Seller's representations and warranties) severally and not jointly, represent and warrant to the Company that:

3.1 Due Organization and Qualification; Due Authorization.

(a) World Wide Dubai is a corporation duly incorporated, validly existing and in good standing under the laws of their jurisdiction of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. World Wide Dubai is in good standing as foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the businesses conducted, by them requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of World Wide Dubai when taken as a whole.

(b) World Wide Dubai does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

(c) World Wide USA has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. World Wide USA has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of World Wide USA and the Sellers, enforceable against World
Wide USA and the Sellers in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.







                                       13









3.2 No Conflicts or Defaults.
    ------------------------

Except as specifically provided otherwise in this Agreement, the execution and delivery of this Agreement by World Wide USA and the Sellers for the consummation of the transactions contemplated hereby do not and shall not (i) contravene the Articles of Incorporation or By-laws of World Wide USA or World
Wide Dubai (ii) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which World Wide USA or World Wide Dubai is a party or by which World Wide USA or World Wide Dubai or their assets are bound, or any judgment, order or decree, or any law, rule or regulation to which World Wide USA or World Wide Dubai or their assets are subject, (iii) result in the creation of, or give any party the right to create, any lien upon any of the assets of World Wide USA or World Wide Dubai, (iv) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which World Wide USA or World Wide Dubai is party or by which World Wide USA or World Wide Dubai or any of their assets are bound, or (v) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, World
Wide USA or World Wide Dubai are to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which they are a party.

3.3 Capitalization.
    --------------

The authorized capital stock of World Wide Dubai immediately prior to giving effect to the transactions contemplated hereby consists of 50,000 shares of common stock, par value US$1, of which 50,000 shares are issued and outstanding as of the date hereof.

All of the World Wide Dubai Shares when transferred in accordance with the terms of this Agreement, will be, duly authorized, validly issued, fully paid and non-assessable, and have not been or, will not be transferred in violation of any rights of third parties. All outstanding shares of World Wide Dubai's stock were issued in compliance with all applicable national, federal and state laws.

The World Wide Dubai Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract or agreement, arrangement, option, call, commitment or other right of any character obligating or entitling
World Wide Dubai to issue, sell, redeem or repurchase any of their securities, and there is no other outstanding security of any kind convertible into or exchangeable for common stock. The offers and sales of all of World Wide Dubai's outstanding securities were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws, exempt from such registration pursuant to the exemption claimed therefore and in full compliance with the regulatory requirements for issuing common stock under the laws of the British Virgin Islands.

3.4 Financial Statements.

Disclosure Schedule 3.4 contains copies of the audited balance sheets of World
Wide Dubai at December 31, 2002 and December 31, 2001 and the unaudited balance sheet as of June 30, 2003 (such statements being the "World Wide Dubai Financial
Statements"). The World Wide Dubai Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of World Wide Dubai as of the dates indicated. The books of account and other financial records of World Wide
Dubai have been maintained in accordance with good business practices.



                                       14




3.5 Further Financial Matters.

(a) World Wide Dubai has no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles that are not reflected in the World Wide Dubai Financial Statements.

(b) Except as set forth in the Dubai Financial Statements, the Company does not have any, direct or indirect, indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise of which World Wide USA is aware.

3.6 Taxes.

World Wide Dubai has filed all national, federal, state, local and foreign tax returns or reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent it liability for any Taxes (and related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of World Wide Dubai and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by World Wide Dubai, such judgments were reasonable under the circumstances) and complete in all material respects.
No extension for the filing of any such return or report is currently in effect.
No tax return or tax return liability of World Wide Dubai has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. World
Wide Dubai has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of World
Wide USA or Sellers, threatened, against World Wide Dubai for past due Taxes.
All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of World Wide Dubai have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of World Wide Dubai and in the World Wide Dubai Financial
Statements. No tax return or tax return liability of World Wide Dubai has been audited or, presently under audit. There are no claims pending or, to the knowledge of World Wide USA or Sellers, threatened, against World Wide Dubai for past due taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of World Wide Dubai have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of World Wide Dubai and in the World Wide Dubai
Financial Statements.




                                       15



3.7 Indebtedness: Contracts: No Defaults.
    ------------------------------------

(a) Schedule 3.7 of the Disclosure Schedule sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which World Wide
Dubai is party (collectively, the "World Wide Dubai Operating Agreements"). An agreement shall not be considered material for the purposes of this Article
3.7(a) if it provides for expenditures or receipts of less than $60,000 and has been entered into by World Wide Dubai in the ordinary course of business. The
World Wide Dubai Operating Agreements constitute all of the material contracts, agreements, understandings and arrangements required for the operation of the business of World Wide Dubai or which have a material effect thereon. Copies of all such material written World Wide Dubai Operating Agreements have previously been delivered or otherwise made available to the Company and such copies are true, complete and correct as of the date hereof.

(b) Neither, World Wide Dubai, nor, to the knowledge of World Wide USA or the
Sellers, is any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which World Wide Dubai is party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by World Wide Dubai, nor, to the knowledge of World Wide USA or the Sellers, is any other person or entity. World Wide
Dubai has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which they are party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

3.8 Personal Property.

(a) World Wide Dubai has good and marketable title to all of its tangible personal property and assets free and clear of any other liens or mortgages, except for any lien for current taxes not yet due and payable, as set forth in Disclosure Schedule 3.8.

3.9 Real Property.

Disclosure Schedule 3.9 sets forth a true and complete list of all real property owned by, or leased or subleased by or to, World Wide Dubai. Except as set forth in Schedule 3.9 of the Disclosure Schedule, each lease to which World Wide Dubai is party is valid, binding and in full force and effect with respect to World
Wide Dubai, and, to the knowledge of World Wide USA and Sellers, all other parties thereto; no notice of default or termination under any such leases are outstanding.

3.10 Compliance with Law.

(a) World Wide Dubai is not conducting its respective business or affairs in material violation of any applicable national, federal or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. World Wide Dubai has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.


                                       16



(b) World Wide Dubai is in compliance in all material respects with all applicable national, federal, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of World Wide USA or Sellers, threatened against World Wide Dubai that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that World Wide Dubai has reason to believe are likely to give rise to any material liability or other obligations of World Wide Dubai under any environmental laws.

3.11 Permits and Licenses.

World Wide Dubai has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct their respective businesses and to own, lease, use, operate and occupy their assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect their respective businesses. As of the date hereof, World Wide
Dubai has not received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any national, federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect their respective businesses.

3.12 Ordinary Course

Since inception, World Wide Dubai has conducted its business, maintained their real property and equipment and kept their books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

3.13 No Adverse Changes.
     ------------------

Since June 30, 2003, there has not been:

(a) Any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of World Wide Dubai.

(b) Any material loss sustained by World Wide Dubai, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of World Wide
Dubai's business.

(c) To the best knowledge of World Wide USA and Sellers, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of World Wide Dubai.





                                       17




3.14 Litigation.

(a) There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of World Wide USA or Sellers, threatened, against or affecting the business of World Wide Dubai except as set forth in Disclosure
Schedule 3.14, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of World Wide USA or Sellers, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof.

(b) There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or national, federal, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of World Wide
Dubai.

(c) World Wide Dubai has not received any written or verbal inquiry from any national, federal, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

3.15 Insurance.
     ---------

World Wide Dubai maintains the following insurance policies:

Insurance                                               Coverage

Fire & Perils Insurance                                 Property insured against
                                                        Fire and Extended perils
Money                                                   Policy Money in the safe
                                                        & Money in transit (any
                                                        where in U.A.E.)
Third Party Liability Insurance                         Any Injury and / or loss or
                                                        damage to Third party property
Workmen's Compensation Insurance                        All Employees

3.16 Certificate of Incorporation and By-laws: Minute Books.
     -------------------------------------------------------

The copies of the Articles of Incorporation and By-laws (or similar governing documents) of World Wide Dubai, and all amendments to each are true, correct and complete. The minute books of World Wide Dubai contain true and complete records of all meetings and consents in lieu of meetings of its board of directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of World Wide Dubai are true, correct and complete.




                                       18




3.17 Employee Benefit Plans.

World Wide Dubai does not maintain, nor has World Wide Dubai maintained in the past, any employee benefit plans ("as defined in Section 3(3) of the "ERISA"), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of World Wide Dubai, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with World Wide Dubai or any entity required to be aggregated in a controlled group or affiliated service group with World Wide Dubai for purposes of ERISA or the Code
(including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time.

3.18 Patents; Trademarks and Intellectual Property Rights.

World Wide Dubai owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s) proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, and World Wide Dubai is not bound by, or a party to, any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

3.19 Subsidiaries.
     ------------

World Wide Dubai has no subsidiaries.

3.20 Affiliate Transactions.

(a) Neither World Wide Dubai nor any officer, director or employee of World Wide
Dubai (or any of the relatives or affiliates of any of the aforementioned persons) is a party to any agreement, contract, commitment or transaction with World Wide Dubai or affecting the business of World Wide Dubai, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to World Wide Dubai which will subject World
Wide Dubai to any liability or obligation from and after the Closing except as set forth in Disclosure Schedule 3.20.

(b) World Wide Dubai has no indebtedness due from its respective officers, directors or stockholders or any of their respective relatives or affiliates, and none of the officers, directors or stockholders of World Wide Dubai or their respective relatives or affiliates has any claim against World Wide Dubai.

3.21 Stock Exchange for Investment.

(a) Sellers represent that they are acquiring the Company Shares for investment for each such Seller's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and each such Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. Each such Seller further represents that they do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.


                                       19



(b) Sellers represent that they understand that the Company Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) and that the Company's reliance on such exemption is predicated on Sellers representations set forth herein.

(c) Sellers acknowledge that they can bear the economic risk of their investment, and have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the investment in the Company Shares.

(d) Sellers represent that they have carefully reviewed such information as each Seller deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of Sellers, Sellers have been furnished all materials that Sellers have requested relating to the Company and the issuance of the Company
Shares hereunder, and Sellers have been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to each Seller. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which each Seller has relied in making an exchange of the World Wide Dubai Shares for the Company Shares.

(e) Sellers understand that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Securities Act, the Company Shares must be held indefinitely. Sellers represent that Sellers are aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

3.22 No Regulatory Problems

World Wide Dubai (i) has not filed a registration statement which is the subject of any proceeding or examination under Section 8 of the Securities Act, or is not the subject of any refusal order or stop order thereunder; (ii) is not subject to any pending proceeding under Rule 258 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities Act, or to an order entered thereunder; (iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; (iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminary or permanently restraining or enjoining, World Wide Dubai from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; and (v) is not subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States
Code; or a temporary restraining order or preliminary injunction entered under
Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.



                                       20





To its knowledge, none of World Wide Dubai's directors, officers, or beneficial owners of five percent or more of any class of its equity securities (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) are subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, permanently enjoining or restraining such person from engaging in, or continuing, any conduct or practice in connection with the purchase or sale of any security involving the making of a false filing with the Commission, (iii) are subject to an order of the Commission entered pursuant to Section 15(b), 15B(a), or 15B(c) of the Exchange Act, or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940; (iv) have been suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or (v) are subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code;
or is subject to a restraining order or preliminary injunction entered under
Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

                                   ARTICLE IV

                          SPECIAL RIGHTS AND AGREEMENTS

4.1 Board of Directors.

The Company shall confirm the appointment of three (3) persons to the board of directors at Closing. The initial board of directors shall be comprised of Eric
Montandon chairman of the board, Cornelis van Lieshout and Digamber Naswa.

4.2 Officers

The board of directors at Closing will appoint officers of the Company. Cornelis van Lieshout will be appointed as president and chief executive officer, Digamber Naswa will be appointed chief financial officer and Hans Herman Huening will be appointed as corporate secretary.

4.3 Company Benefit Plan.
    --------------------

Subsequent to the Closing, the Company may adopt a benefit plan designed to reserve for the directors, officers, key employees and non-employee individuals up to 600,000 shares of the Company's common stock to be used for stock issuances or option grants to such individuals on terms and conditions determined by the Company's board of directors.





                                       21




4.4 Finders Fee

(a) The Company was introduced to World Wide USA and the Sellers by Pacific
Seaboard Advisors AG and on the Closing of this Agreement the Company will issue
555,498 shares of the Company's common stock to Pacific Seaboard Advisors AG as a finder's fee in full satisfaction of the terms of a finder's fee agreement dated June 1, 2003.

(b) Except as to the introduction and finders fee payable to Pacific Seaboard
Advisors AG, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company directly with World
Wide USA and the Sellers without the intervention of any person on behalf of World Wide Dubai in such a manner as to give rise to any valid claim by any person against the Company or World Wide USA or any of the Sellers for a finder's fee, brokerage commission or similar payment.

                                    ARTICLE V

                 CONDITIONS PRECEDENT AND POST-CLOSING COVENANTS

5.1 Conditions Precedent to Obligations of the Company.
    ---------------------------------------------------

The obligations of the Company under this Agreement to consummate the Closing contemplated hereby shall be subject to the satisfaction, or to the waiver by it, on or before the Closing, of the following conditions:

(a) Representations and Warranties True. The representations and warranties of World Wide USA and the Sellers shall be in all material respects true and accurate as of the date when made, and, except as to representations and warranties which are expressly limited to a state of facts existing at a time prior to the Closing, shall be in all material respects true and accurate at and as of the Closing, with the same effect as if the same had been made at the Closing.

(b) Performance of Covenants. World Wide USA and the Sellers shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or at the Closing.

(c) No Governmental or Other Proceeding or Litigation. No order of any court or administrative agency shall be in effect which restrains or prohibits any transaction contemplated hereby; and no suit, action, other than the exercise of dissenters' rights, investigation, inquiry or proceeding by any governmental body or other person or entity shall be pending or threatened against World Wide
USA or World Wide Dubai which challenges the validity or legality, or seeks to restrain the consummation, of the transactions contemplated hereby.

(d) Closing Documentation. The Company shall have received such additional documentation at the Closing as the Company and its counsel may reasonably require to evidence compliance by World Wide USA and the Sellers with all of their obligations under this Agreement, including but not limited to, evidence of World Wide USA Shareholders Action in Lieu of a Special Meeting of the
Shareholders as set forth in Disclosure Schedule 5.1.


                                       22


5.2 Conditions Precedent to Obligations of World Wide USA and the Sellers.
    ----------------------------------------------------------------------

The obligations of World Wide USA and the Sellers under this Agreement to consummate the Closing contemplated hereby shall be subject to the satisfaction, or to the waiver by World Wide USA and the Sellers, on or before the Closing
Date, of the following conditions:

(a) Representations and Warranties True. The representations and warranties of the Company shall be in all material respects true and accurate as of the date when made, and, except as to representations and warranties which are expressly limited to a state of facts existing at a time prior to the Closing, shall be in all material respects true and accurate at and as of the Closing, with the same effect as if the same had been made at the Closing.

(b) Performance of Covenants. The Company shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or at the Closing.

(c) No Governmental or Other Proceeding or Litigation. No order of any court or administrative agency shall be in effect which restrains or prohibits any transaction contemplated hereby; and no suit, action, other than the exercise of dissenters' rights, investigation, inquiry or proceeding by any governmental body or other person or entity shall be pending or threatened against the Company which challenges the validity or legality, or seeks to restrain the consummation, of the transactions contemplated hereby.

(d) Closing Documentation. World Wide USA and the Sellers shall have received such additional documentation at the Closing as World Wide USA and the Sellers and their respective counsel may reasonably require to evidence compliance by the Company with all of its obligations under this Agreement.

                                   ARTICLE VI

                                 INDEMNIFICATION

6.1 Indemnity of Sellers.

The Company agrees to defend, indemnify and hold harmless World Wide USA and each Seller from and against, and to reimburse World Wide USA and each Seller with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements ("Seller's Losses"), asserted against or incurred by World Wide USA or such Seller by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.
Notwithstanding the foregoing provisions of this Article 6.1, no claim for indemnification shall be made by World Wide USA or each Seller against the Company unless and until the aggregate of World Wide USA or each Seller's Losses shall exceed $25,000.





                                       23




6.2 Indemnity of the Company.

World Wide USA and the Sellers, severally and not jointly, agree to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements ("Company
Losses"), asserted against or incurred the Company by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by World Wide USA or the Sellers or in any document or certificate delivered by World Wide USA or the Sellers pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby; provided, however, that each Seller shall only be required to defend, indemnify and hold harmless the Company for the representations and warranties made by World Wide USA or such Seller. Notwithstanding the foregoing provisions of this Article 6.2, no claim for indemnification shall be made by Company against World Wide USA or Seller unless and until the aggregate Company
Losses shall exceed $25,000.

6.3 Indemnification Procedure.

A party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Article VI. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified
Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying
Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior written consent of the Indemnifying Party which consent shall not be unreasonably withheld.

                                   ARTICLE VII

                                  MISCELLANEOUS

7.1 Survival of Representations and Warranties.

Except as otherwise provided, all representations and warranties made by a party in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date until one year from the Closing.

7.2 Notice.

All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:



                                       24




If to the Company:

NovaMed, Inc.
1403 East 900 South
Salt Lake City, Utah 84105
Attention: Ruairidh Campbell, President
Phone Number:  (801) 582-9609
Fax Number:      (801) 582-9629

If to World Wide USA:

World Wide Auctioneers (USA), Inc.
2465 W. 12th Street, Suite 2
Tempe, Arizona 85281
Attention: Cornelis van Lieshout, President
Phone Number:  (480) 505-0070
Fax Number:      (480) 505-0071

If to the Sellers:

At the respective addresses of each Seller.

7.3 Entire Agreement.

This Agreement, the Disclosure Schedules and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

7.4 Successors and Assigns.

This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This
Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.






                                       25






7.5 Governing Law.

This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Utah, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of Utah in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein.
Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

7.6 Counterparts.

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.7 Construction.
    ------------

Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to articles, sections and the Disclosure Schedules are to the articles, sections and disclosures, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates. Any item that is disclosed in a representation or warranty or in the Disclosure Schedule shall be deemed disclosed for all purposes and for every representation and warranty.

7.8 Severability.

If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date first set forth above.

NOVAMED, INC.


/s/ Ruairidh Campbell
By: Ruairidh Campbell
President

                                       26



WORLD WIDE AUCTIONEERS, iNC. (USA)


/s/ Conrnelis van Lieshout
By: Cornelis van Lieshout
President

ON BEHALF OF THE SELLERS


/s/ Eric Montandon
eric Montandon


/s/ Cornelis van Lieshout
Cornelis van Lieshout
























                                       27
















                             DISCLOSURE SCHEDULE 1.1

                    World Wide Auctioneers (USA), Inc. Shares

                                   (Attached)































                                       28




















                             DISCLOSURE SCHEDULE 2.4

                          COMPANY FINANCIAL STATEMENTS

                                   (Attached)




































                                       29















                             DISCLOSURE SCHEDULE 2.7

                          COMPANY OPERATING AGREEMENTS

                                      None



































                                       30
















                             DISCLOSURE SCHEDULE 2.8

                            COMPANY PERSONAL PROPERTY

                                      None





































                                       31














                             DISCLOSURE SCHEDULE 2.9

                              COMPANY REAL PROPERTY

                                      None


































                                       32















                             DISCLOSURE SCHEDULE 3.4

                      WORLD WIDE DUBAI FINANCIAL STATEMENTS

                                   (Attached)

































                                       33
















                             DISCLOSURE SCHEDULE 3.7

                      WORLD WIDE DUBAI OPERATING AGREEMENTS

1. SERVICES  CONTRACT  between World Wide  Auctioneers Ltd. Dubai and WWA World
Wide Auctioneers (S) Pte. Ltd., Singapore to provide business development, sales representation and business management assistance to the Company. The value of contract is USD 144,000 per annum.

2. Lease agreement  between World Wide  Auctioneers  Ltd. (Dubai) and Jebel Ali
Free Zone Authority (Dubai) for use of land. The value of the contract is approximately USD 200,000 per annum.

3. Bidders agreements with different bidders operative only if they buy equipment in WWA auctions. These agreements are closed with the close of each auction.

4. Consigners agreement with different consignors operative only if they consign equipment to WWA auctions. These agreements are closed after the settlement of each auction.





















                                       34















                             DISCLOSURE SCHEDULE 3.8

                       WORLD WIDE DUBAI PERSONAL PROPERTY

                                   (Attached)



































                                       35














                             DISCLOSURE SCHEDULE 3.9

                         WORLD WIDE DUBAI REAL PROPERTY

Lease agreement  between World Wide Auctioneers Ltd. (Dubai) and Jebel Ali Free
Zone Authority,  (Dubai) for use of land. The value of contract is approximately
USD 200,000 per annum.




































                                       36












                            DISCLOSURE SCHEDULE 3.14

                                   LITIGATION

World Wide Dubai is a defendant in a lawsuit filed by Abdullah  Ahmed Ali (AAA)
Const. Equipment Co. (Sharjah, UAE) in May 2003.

While attending the World Wide Dubai Auction, held April 8-10, 2003, the plaintiff was the highest bidder on Lot 1336, a Link Belt LS218H Crawler Crane.

The day after the auction World Wide Dubai was made aware that the crane was subject to a previously unsettled lien and therefore the crane was not legally transferable. World Wide Dubai invoked Clause 4 of the signed Bidder's Agreement whereby the auctioneer has the right to cancel any sale at its discretion. World
Wide subsequently penalized the seller for non-delivery of clear title, and offered this penalty amount to AAA. AAA refused this offer, and also refused to accept the refund of the purchase price paid for the crane by wire transfer from AAA to World Wide Dubai on April 11, 2003.

AAA filed a case against World Wide Dubai in a Dubai court for delivery of the equipment. The first hearing of the case was fixed for June 10 and subsequently extended to Sept.02, 2003. The equipment remains in World Wide Dubai's possession.





















                                       37












                            DISCLOSURE SCHEDULE 3.20

                              AFFILATE TRANSACTIONS

Services  Contract  between World Wide  Auctioneers  Ltd. (Dubai) and WWA World
Wide Auctioneers (S) Pte. Ltd. Singapore to provide business development, sales representation and business management assistance to World Wide Dubai. The value of the contract USD 144,000 per annum.
































                                       38














                             DISCLOSURE SCHEDULE 5.1

 WORLD WIDE AUCTIONEERS, INC. (USA) SHAREHOLDERS ACTION IN LIEU OF A SPECIAL MEETING OF THE SHAREHOLDERS

 STOCKHOLDERS ACTION IN LIEU OF AN EXTRAORDINARY SPECIAL MEETING OF THE STOCKHOLDERS
 -----------------------------------------------------------------------------------

                                  June 5, 2003
                         WWA Worldwide Auctioneers, Inc.
                             (A Nevada Corporation)

Stockholders Action in Lieu of An Extraordinary Special Meeting of the
Stockholders of WWA Worldwide Auctioneers, Inc. ("Corporation"), as permitted in accordance with the provisions set forth in the State of Nevada Revised Statutes and Article II, Section 10 of the Corporation's Bylaws, which provide that any action required or permitted to be taken at a meeting of the stockholders, except matters as to which dissenting stockholders may hold a statutory right of appraisal, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a majority of the stockholders entitled to vote with respect to the subject matter thereof.

NOTICE

The stockholders of the Corporation, by signing this resolution, waive notice of the time, place and purpose of this stockholders action and agree to the transaction of the business recited in this stockholders action by the written consent of the majority of the stockholders of the Corporation, such written consent to be effective as of June 5, 2003.

RECORD DATE

The record date for the stockholders entitled to consent on the action presented is June 5, 2003, as determined by the Corporation's board of directors, there being 13,455,000 shares of common stock entitled to vote on said date.

VOTE REQUIRED

Article II, Section 7 of the Corporation's Bylaws mandates that acts of the stockholders require the approval of the majority of the outstanding votes of the stockholders.

CONSENT RESOLUTIONS

The majority of the stockholders of the Corporation do hereby approve the sale of its 100% owned subsidiary World Wide Auctioneers, Ltd to NovaMed, Inc. (a
Nevada Corporation), in a stock for stock transaction. This sale is expected to take place by August 31, 2003.

The majority of the stockholders of the Corporation do hereby approve the appointment of Eric Montandon to the Board of Directors, the appointment of Cornelius van Lieshout, to the Board of Directors and the appointment of Digamber Naswa to the Board of Directors.


                                       39


SIGNATURES

The consent resolutions set forth above were approved by the Corporation's stockholders in as many counterparts as may be necessary, each of which is so signed will be deemed an original, and such counterparts together will constitute one and the same instrument and, notwithstanding the date of execution, will be deemed to be dated as of the effective date, August 8, 2003, set forth above.

Stockholders Signature              Number of Shares Acting in Favor            Percentage

Asia4Sale.Com, Inc.                 7,525,000                                   55.9%

/s/ Eric Montandon
By: Eric Montandon, Chairman

Steverit Trustee Company            2,500,000                                   18.6%

/s/ S. J. Chatfield
-------------------
By: S. J. Chatfield, Director

Cornelis van Lieshout               300,000                                     2.2%

/s/ Cornelis van Lieshout

TOTAL                               10,325,000                                  76.7%

     CERTIFICATE OF SECRETARY FOR THE MINUTES OF WRITTEN CONSENT IN LIEU OF
              AN EXTRAORDINARY SPECIAL MEETING OF THE STOCKHOLDERS


I, Hans Hermann Huening, acting as secretary of WWA Worldwide Auctioneers, Inc., a Nevada corporation ("Corporation"), hereby certify that I am acting as the duly elected secretary of the Corporation, and that the foregoing consent resolutions contained in the foregoing minutes of the Stockholders Action in Lieu of an Extraordinary Special Meeting of the Stockholders, dated June 5, 2003 that considered the approval of the sale of subsidiary WorldWide Auctioneers, Ltd. and the appointment of certain individuals to the board of directors of the Corporation were approved by a majority of the stockholders entitled to vote in said action, there being 13,455,000 shares issued and outstanding of which 10,325,000 shares acted in favor of the stockholders action.

/s/ Hans Herman Huening
Hans Herman Huening, Secretary




                                       40




EXHIBIT 99(i)










                         World Wide Auctioneers Limited
                                 (Dubai Branch)

                              Financial statements
                                31 December 2002


                                       41



World Wide Auctioneers Limited
(Dubai Branch)

Financial statements
31 December 2002


Contents                                             Page


Report of the Auditors                                  1

Income statement                                        2

Balance sheet                                           3

Statement of cash flows                                 4

Statement of changes in head office account             5

Notes                                               6 -12















                                       42










KPMG

         Audit & Accounting
         P.O. Box 3800              KPMG level, City Tower 1  Telephone: +971 (4) 3310222
         Dubai                      Sheikh Zayed Road         Telefax: +971 (4) 3310202

The Shareholders
World Wide Auctioneers Limited

Report of the Auditors

We have audited the accompanying balance sheet of World Wide Auctioneers Limited
("the Branch") as of 31 December 2002 and the related statements of income and cash flows for the year then ended.

Respective responsibilities of the Directors and the Auditors

These financial statements are the responsibility of the Branch's Directors. Our responsibility is to express an opinion on these financial statements based on our audit.


Basis of opinion

We conducted our audit in accordance with International Standards on Auditing promulgated by the International Federation of Accountants. Those Standards require that we plan and perform the audit to obtain reasonable assurance that the financial statements are free of material mis-statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


Opinion

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Branch as of 31 December 2002 and the results of its operations and its cash flows for the year then ended in accordance with International Financial Reporting Standards promulgated by the International Accounting Standards Board and comply, where appropriate, with the Impending Regulations issued by the Jebel Ali Free Zone Authority (JAFZA).

Other matters

Without qualifying our opinion we draw attention to note 2, which explains that these financial statements have been prepared on a going concern basis. The
Branch has accumulated losses of USD 989,941 (2001: USD 1,226,182) and had net current liabilities of USD 963,037 (2001: USD 879,008) as at that date. The continuation of the Branch's operations is dependent upon future profitable operations and the ability of the Branch to generate sufficient cash flows to meet its future obligations. The financial statements do not include adjustments, as referred to in note 2, that would be required if the Branch is unable to continue to operate.

KPMG

Dubai, United Arab Emirates
May 17, 2003


                                       43



World Wide Auctioneers Limited
(Dubai Branch)

Income statement
for the year ended 31 December 2002
                                                              Year ended                     Period ended
                                                  Note        31 December 2002    31 December 2001
                                                              USD                                     USD

Revenue                                           3                 3,799,237                    2,387,556

Cost of trading goods                                                (389,112)                    (557,192)

Administrative and general expenses               4                (3,308,941)                  (2,772,491)

Start up costs                                                              -                     (285,425)

Other income                                      5                   159,113                       33,452

Finance charges                                                       (24,056)                     (32,082)
                                                                   ----------               --------------
Net profit/(loss) for the year/period                                 236,241                   (1,226,182)
                                                                       ======                     ========


The notes on pages 6 to 12 form part of these financial statements.

The report of the Auditors is set out on page 1.

                                       44


World Wide Auctioneers Limited
(Dubai Branch)

Balance sheet
at 31 December 2002
                                                     Note                       2002                  2001
                                                                                 USD                   USD

Property, plant and equipment                            6                   453,096               132,826

Current assets
Inventories                                              7                    36,387                29,957
Trade and other receivables                              8                 3,395,282               215,154
Due from related parties                                 9                   101,192               333,574
Cash in hand and at bank                                10                 4,579,214               229,428
                                                                        ------------           -----------
                                                                           8,112,075               808,113
                                                                        ------------           -----------
Current liabilities
Trade and other payables                                11                 8,690,970             1,030,340
Bank overdraft                                                                     -                 7,520
Due to related parties                                   9                   384,142               649,261
                                                                        ------------          ------------
                                                                           9,075,112             1,687,121
                                                                        ------------          ------------

Net current liabilities                                                     (963,037)             (879,008)
                                                                          ----------           -----------
Net liabilities                                                             (509,941)             (746,182)
                                                                              ======                ======
Represented by

Head Office account                                     12                   480,000               480,000
Accumulated losses                                                          (989,941)           (1,226,182)
                                                                          ----------          ------------
                                                                            (509,941)             (746,182)
                                                                              ======               =======

The notes on pages 6 to 12 form part of these financial statements.

We approve these financial statements and confirm that we are responsible for them, including selecting the accounting policies and making the judgments underlying them. We confirm also that we have made available all relevant accounting records and information for its compilation.


These financial statements were approved by the Board of Directors on May 17, 2003



/s/ Eric Montandon                                     /s/ Carl van Lieshout
Director                                               Director



The report of the Auditors is set out on page 1.

                                       45


World Wide Auctioneers Limited
(Dubai Branch)

Statement of cash flows
for the year ended 31 December 2002
                                                                          Year ended          Period ended
                                                                    31 December 2002      31 December 2001
                                                                                 USD                   USD
Cash flows from operating activities

Net Profit/(loss) for the year/period                                        236,241            (1,226,182)
Adjustments for:
Depreciation                                                                  97,029                47,121
Provision for doubtful debts                                                       -                24,118
Provision for slow moving inventories                                          6,014                 9,986
Provision for staff terminal benefits                                          5,273                 3,024
                                                                          ----------         -------------
Operating profit/(loss) before working capital changes                       344,557            (1,141,933)

Increase in inventories                                                      (12,444)              (39,943)
Increase in trade and other receivables                                   (3,180,128)             (239,272)
Decrease/(increase) in due from related parties                              232,382              (333,574)
Increase in trade and other payables                                       7,655,357             1,027,316
                                                                        ------------           -----------
Net cash inflow/(outflow) from operating activities                        5,039,724              (727,406)
                                                                        ------------           -----------
Cash flows from investing activities
Acquisition of property, plant and equipment                                (417,299)             (179,947)
                                                                         -----------           -----------
Cash outflow from investing activities                                      (417,299)             (179,947)
                                                                         -----------           -----------

Cash flows from financing activities

Net financing from Head Office                                                     -               480,000
(Decrease)/increase in long term loan from the Holding Company              (265,119)              649,261
                                                                         -----------         -------------
Cash (outflow)/inflow from financing activities                             (265,119)            1,129,261
                                                                         -----------         -------------

Net increase in cash and cash equivalents                         4,357,306                  221,908

Cash and cash equivalents at beginning of the year/period                    221,908                     -
                                                                        ------------           -----------
Cash and cash equivalents at the end of the year/period                    4,579,214               221,908
                                                                             =======                ======

The notes on pages 6 to 12 form part of these financial statements

The report of the Auditors is set out on page 1.

                                       46



World Wide Auctioneers Limited
(Dubai Branch)

Statement of changes in Head Office account for the year ended 31 December 2002


                             Head Office Accumulated
                                                      account              losses                 Total
                                                          USD                 USD                   USD

Net financing from Head Office                        480,000                   -               480,000

Loss for the period ended 2001                              -          (1,226,182)           (1,226,182)
                                                   ----------       -------------          ------------
At 31 December 2001                                   480,000          (1,226,182)             (746,182)
                                                   ----------       -------------          ------------

At 1 January 2002                                     480,000          (1,226,182)             (746,182)

Profit for the year                                         -             236,241               236,241
                                                   ----------         -----------           -----------
At 31 December 2002                                   480,000            (989,941)             (509,941)
                                                       ======              ======                ======

The notes on pages 6 to 12 form part of these financial statements


                                       47



World Wide Auctioneers Limited
(Dubai Branch)
Notes
(forming part of the financial statements)

1        Status and principal activities

         World Wide Auctioneers Limited ("the Branch") is a branch of World Wide
         Auctioneers Limited AG Munich, Germany, ("the Holding Company"). The
         Branch was incorporated as a limited liability company in the territory of the British Virgin Islands under the International Business
         Companies Act, Cap 291 on 20 March 2000 and operates in Dubai under a license from the Jebel Ali Free Zone Authority.

The principal activities of the Branch are trading and auction of used and unused construction equipments, transportation and marine equipments.
         The Branch's commercial operations commenced on 15 June 2000. The registered office is at P.O. Box 17774, Jebel Ali, Dubai, United Arab
         Emirates.

2        Principal accounting policies

         Going concern

         These financial statements have been prepared on a going concern basis.
         The Branch has accumulated losses of USD 989,941 (2001: USD 1,226,182) and had net current liabilities of USD 963,037 (2001: USD 879,008) as at that date. The continuation of the Branch's operations is dependent upon future profitable operations and the ability of the Branch to generate sufficient cash flows to meet its future obligations.
         Furthermore, the Holding Company has confirmed its willingness to support the Branch, financially or otherwise, if the Branch is unable to generate sufficient cash flows. Should the Branch be unable to continue to operate, adjustments would have to be made to reduce the assets to their recoverable amount.

         Statement of compliance

         The financial statements have been prepared in accordance with International Financial Reporting Standards ("IFRS") promulgated by the
         International Accounting Standards Board (IASB) and interpretations issued by the Standing Interpretations Committee of the IASB.

         The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the Branch's financial statements.

         Basis of accounting

         These financial statements have been prepared under the historical cost convention. The financial statements are presented in United States
         Dollar ("USD").

         Revenue recognition

         Revenue comprises the commission receivable on acting as agents in auction sales and revenue from trading of goods. Revenue is recognised when the goods are delivered.

         Staff terminal benefits

         The provision for staff terminal benefits is calculated in accordance with the minimum amount prescribed by the Jebel Ali Free Zone
         Authority. It is based on the liability that would arise if the employment of all staff were terminated at the balance sheet date.

                                       48


World Wide Auctioneers Limited
(Dubai Branch)
Notes (continued)

2        Principal accounting policies (continued)

         Trade receivables

         Trade receivables are stated at their cost less impairment losses
         (refer accounting policy on impairment).

         Trade payables

         Liabilities are recognised for amounts to be paid in future for goods or services received, whether or not billed to the Branch. Trade payables are stated at cost.

         Borrowing costs

         Borrowing costs are recognised as an expense in the period in which they are incurred.

         Inventories

         Inventories are valued at the lower of cost and net realisable value.
         The cost is determined by specific identification method. Cost includes purchase price, freight, insurance, duties and other incidental expenses incurred in bringing inventories to their present location and condition.

         Property, plant and equipment

         Property, plant and equipment are stated at cost less accumulated depreciation and impairment losses. Depreciation is calculated so as to write-off the cost of property, plant and equipment over their estimated useful lives as follows:
                                         Life (Years)
         Office equipment                           4
         Furniture and fittings                     4
         Leasehold improvements                   4-5
         Vehicles                                   5

         Cash and cash equivalents

         Cash and cash equivalents represent cash in hand, cash at bank and bank overdraft.

         Foreign exchange

         Transactions denominated in foreign currencies are translated into USD and recorded at the foreign exchange rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies, which are stated at historical cost, are translated into USD at the foreign exchange rates ruling at the balance sheet date.
         Realised and unrealised foreign exchange differences arising on translation are recognised in the income statement.

         Operating lease - as lessee

         Leases of assets under which the lessor effectively retains all the risks and benefits of ownership are classified as operating leases.
         Payments made under operating leases are recognised in the income statement on a straight-line basis over the period of the lease.

                                       49


World Wide Auctioneers Limited
(Dubai Branch)
Notes (continued)

2        Principal accounting policies (continued)

         Provisions

         A provision is recognised in the balance sheet when the Branch has a present legal or constructive obligation as a result of a past event, it is probable that an outflow of economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.

         Impairment

         The carrying amounts of the Branch's assets are reviewed at each balance sheet date or whenever there is any indication of impairment.
         If any such indication exists, the asset's recoverable amount is estimated. An impairment loss is recognised whenever the carrying amount of the asset exceeds it recoverable amount. Impairment losses, if any, are recognised in the income statement.

3        Revenue
                                                                             Year ended           Period ended
                                                                       31 December 2002       31 December 2001
                                                                                    USD                    USD

Commission revenue                                                            3,421,250              2,060,766
Revenue from trading of goods                                                   377,987                326,790
                                                                          -------------          -------------
                                                                              3,799,237              2,387,556
                                                                                =======                =======
4        Administrative and general expenses
                                                                             Year ended           Period ended
                                                                       31 December 2002       31 December 2001
                                                                                    USD                    USD
         Staff salaries and wages                                               404,961                314,094
         Director's salaries                                                    192,000                257,715
         Rent and lease                                                         304,821                331,303
         Freight and clearing                                                   416,371                270,443
         Traveling costs                                                        196,861                164,298
         Advertising expenses                                                   173,209                141,188
         Telephone and faxes                                                    116,319                103,187
         Printing and stationary                                                 78,932                 82,606
         Meals and entertainment expenses                                        89,508                 76,254
         Legal and professional fees                                            103,339                 69,062
         Depreciation                                                            97,029                 47,121
         Provision for doubtful debts                                                 -                 24,118
         Provision for slow moving inventories                                    6,014                  9,986
         Bad debts written off                                                   10,500                      -
                                                                                  =====                  =====

         Above expenses include expenses amounting to USD 93,665 of the representative office of the Branch in Singapore.

         The Branch had 21 employees at 31 December 2002 (2001:10).

                                       50


World Wide Auctioneers limited
(Dubai Branch)
Notes (continued)

5        Other income                                                 Year ended                   Period ended
                                                                31 December 2002               31 December 2001
                                                                             USD                            USD

             Management fee                                              100,000                              -
             Interest income                                               8,808                          9,092
             Miscellaneous income                                         50,305                         24,360
                                                                        --------                     ----------
                                                                         159,113                         33,452
                                                                        --------                     ----------



         Management fee represents the fee received for managing auctions in Jakarta.

6        Property, plant and equipment

                                                      Furniture        Leasehold
                                           Office           and         improve-
                                       equipments      fittings           -ments     Vehicles          Total
                                              USD           USD              USD          USD            USD
         Cost
         At 1 January 2002                 98,769        63,725           17,453            -        179,947
         Additions                         84,292         5,257          181,727      146,023        417,299
                                       ----------     ---------       ----------  -----------    -----------
         At 31 December 2002              183,061        68,982          199,180      146,023        597,246
                                       ----------     ---------       ----------   ----------    -----------
         Depreciation
         At 1 January 2002                 25,105        18,477            3,539            -         47,121
         Charge for the year               38,002        16,696           27,572        14759         97,029
                                        ---------     ---------         --------    ---------    -----------
         At 31 December 2002               63,107        35,173           31,111       14,759        144,150
                                         --------     ---------         --------    ---------     ----------
         Net book value
         At 31 December 2002              119,954        33,809          168,069      131,264        453,096
                                           ======         =====            =====       ======         ======
         At 31 December 2001               73,664        45,248           13,914            -        132,826
                                            =====         =====            =====       ======         ======

         Vehicles are hypothecated to the banks against the loan taken for them.

7                                                    Inventories
                                                     2002                           2001
                                                      USD                            USD

Trading goods                                        52,387                       39,943
Less: provision for slow moving inventories        (16,000)                      (9,986)
                                                  ----------                   ---------
                                                     36,387                       29,957
                                                  ==========                 ===========


                                       51


World Wide Auctioneers limited
(Dubai Branch)
Notes (continued)

8         Trade and other receivables                                           2002                    2001
                                                                                USD                      USD

         Trade receivables                                                     3,215,271             210,996
         Provision for doubtful debts                                                  -             (24,118)
                                                                            ------------          ----------
                                                                               3,215,271             186,878
         Other receivables and prepayments                                       180,011              28,276
                                                                            ------------          ----------
                                                                               3,395,282             215,154
                                                                                 =======              ======

9          Transactions with related parties

         The Branch, in the normal course of business, carries out transactions with other business enterprises that fall within the definition of related parties as contained in International Accounting Standard 24. These transactions represent amounts transferred to other enterprises for short-term operational requirements. No interest is charged on these transfers.

                                                                                    2002                2001
         Due from related parties                                                    USD                 USD

         World Wide Auctioneers Limited, BV                                            -             131,941
         World Wide Auctioneers Singapore Pte Limited                                  -              92,628
         World Wide Auctioneers Subic Bay Philipines                                   -              92,230
         Asia 4 Sale.com, USA                                                     28,775              16,775
         Adderley Davis & Associates, Ltd                                         35,482                   -
         Heavy Equipment FZE                                                      16,935                   -
         Finative                                                                 20,000                   -
                                                                              ----------          ----------
                                                                                 101,192             333,574
                                                                                  ======              ======

                                                                                    2002                2001
         Due to related parties                                                      USD                 USD

         World Wide Auctioneers Limited, Germany                                 276,726             449,261
         World Wide Auctioneers, USA                                                   -             200,000
         World Wide Auctioneers, Asset bank                                       67,367                   -
         Generators and Cranes FZE                                                40,049                   -
                                                                              ----------          ----------
                                                                                 384,142             649,261
                                                                                  ======              ======

                                       52



World Wide Auctioneers limited
(Dubai Branch)
Notes (continued)

10       Cash in hand and at bank
                                                                                    2002               2001
                                                                                     USD                USD

              Cash in hand                                                       774,987                957
              Cash at bank                                                     3,804,227            228,471
                                                                            ------------         ----------
                                                                               4,579,214            229,428
                                                                                 =======             ======

 Cash at bank include USD 10,179 (2001:USD 2,055) as margin deposit towards bank guarantees given.

11        Trade and other payables

                                                                                    2002               2001
                                                                                     USD                USD

              Trade payables                                                   7,473,050            638,804
              Other payables and accruals                                      1,209,443            388,332
              Provision for staff terminal benefits                                8,477              3,204
                                                                            ------------      -------------
                                                                               8,690,970          1,030,340
                                                                                 =======            =======


12       Head Office account

         This represents the amount invested by the Holding Company in the Branch.

13       Contingent liabilities and commitment

The Branch does not have any significant contingent liabilities or capital commitments at the balance sheet date (2001: USD Nil).

14                                                     Operating lease commitments

The Branch has entered into one long-term motor vehicle lease. The future lease payments under this lease is as follows:

                                                                                2002                   2001
                                                                                 USD                    USD

         Within one year                                                       9,698                 26,054
             Between one and five years                                            -                 27,418
         ====                                                                   ====

15        Bank guarantees                                                       2002                   2001
                                                                                 USD                    USD

         Labour guarantee                                                     36,822                      -
                                                                            --------                  -----
                                                                              36,822                      -
                                                                               =====                    ===

                                       53


World Wide Auctioneers limited
(Dubai Branch)
Notes (continued)

16       Financial instruments

         Financial assets of the Branch include trade and other receivables, amounts due from related parties and cash at bank and in hand.
         Financial liabilities of the Branch include trade and other payables and long term loan from the Holding Company. Accounting policies for financial assets and financial liabilities are set out in note 2.

         Credit risk

         Management considers the Branch's credit risk to be low given the credit worthiness of the related parties and a diversification of customers. Accordingly, amounts due from the related parties and trade receivables are considered to be recoverable.

         Currency risk

          The Branch conducts its transactions mostly in Arab Emirates Dirhams
          (`AED'), which is pegged against the United States Dollar. The currency risk is therefore low.

         Fair value

         The fair value of the Branch's financial instruments approximates their carrying value.

17       Comparative figures

         The figures of the current year are not strictly comparable to the previous period as the previous period figures were for 562 days.
         Previous period's figures have been regrouped to match the presentation adopted during the current year.










                                       54












EXHIBIT 99(ii)













                         World Wide Auctioneers Limited
                                 (Dubai Branch)

                              Financial statements
                                  30 June 2003

                                       55


World Wide Auctioneers Limited
(Dubai Branch)

Financial statements
30 June 2003


Contents                                                Page


Report of the Reviewer                                     1

Income statement                                           2

Balance sheet                                              3

Statement of cash flows                                    4

Statement of changes in the Head Office account            5

Notes                                                  6 -12



















                                       56












KPMG

         Audit & Accounting
         P.O. Box 3800              KPMG level, City Tower 1  Telephone: +971 (4) 3310222
         Dubai                      Sheikh Zayed Road         Telefax: +971 (4) 3310202

The Head Office
World Wide Auctioneers Limited (Dubai Branch)

Report of the Reviewer


We have reviewed the accompanying balance sheet of World Wide Auctioneers
Limited (Dubai Branch) - ("the Branch") as of 30 June 2003, and the related statements of income and cash flows for the six months period then ended. These financial statements represent the Branch's operations in the United Arab
Emirates and have been prepared from the records maintained in United Arab
Emirates, which contain evidence of transactions recorded locally.

These financial statements are the responsibility of the Branch's management.
Our responsibility is to issue a report on these financial statements based on our review.

We conducted our review in accordance with International Standards on Auditing applicable to review engagements. Those standards require that we plan and perform the review to obtain moderate assurance about whether the financial statements are free of material mis-statement. A review is limited primarily to inquiries of Branch personnel and analytical procedures applied to financial data, and thus provides less assurance than an audit. We have not performed an audit, and, accordingly, we do not express an audit opinion.

Based on our review, nothing has come to our attention that causes us to believe that the accompanying financial statements are not presented fairly, in all material respects, in accordance with International Financial Reporting
Standards promulgated by the International Accounting Standards Board.

KPMG

Dubai, United Arab Emirates
July 23, 2003




                                       57




World Wide Auctioneers Limited
(Dubai Branch)

Income statement
for the six month period ended 30 June 2003
                                                                      Six month
                                                                    period ended                  Year ended
         Note                                                       30 June 2003            31 December 2002
                                                                            USD                          USD


Revenue                                           3                 2,332,597                    3,799,237

Cost of trading goods                                                 (41,219)                    (389,112)

Administrative and general expenses               4                (1,963,717)                  (3,308,941)

Other income                                      5                    11,052                      159,113

Finance charges                                                       (22,577)                     (24,056)
                                                                   ----------                   ----------
Net profit for the period/year                                        316,136                      236,241
                                                                       ======                       ======


The notes on pages 6 to 12 form part of these financial statements.

The report of the Reviewer is set out on page 1.

                                       58


World Wide Auctioneers Limited
(Dubai Branch)

Balance sheet
at 30 June 2003
                                                                             30 June           31 December
                                                     Note                       2003                  2002
                                                                                 USD                   USD

Property, plant and equipment                            6                   449,209               453,096

                                 Current assets
Inventories                                              7                    52,520                36,387
Trade and other receivables                              8                   652,819             3,395,282
Due from related parties                                 9                   339,505               101,192
Cash in hand and at bank                                10                 2,153,121             4,579,214
                                                                         -----------          ------------
                                                                           3,197,965             8,112,075
                                                                         -----------          ------------
Current liabilities
Trade and other payables                                11                 3,502,305             8,690,970
Due to related parties                                   9                   138,674               384,142
                                                                         -----------          ------------
                                                                           3,640,979             9,075,112
                                                                         -----------          ------------

Net current liabilities                                                     (443,014)             (963,037)
                                                                             -------           -----------
Net liabilities                                                                6,195              (509,941)
                                                                                ====                ======
Represented by

Head Office account                                     12                   680,000               480,000
Accumulated losses                                                          (673,805)             (989,941)
                                                                             -------          ------------
                                                                               6,195              (509,941)
                                                                                ====               =======


The notes on pages 6 to 12 form part of these financial statements.

We approve these financial statements and confirm that we are responsible for them, including selecting the accounting policies and making the judgments underlying them. We confirm also that we have made available all relevant accounting records and information for its compilation.


These financial statements were approved by the Board of Directors of the Head Office, on



/s/ Carl Van Lieshout                                  /s/ Eric Montandon
Carl Van Lieshout                                      Eric Montandon
Director                                               Director



The report of the Reviewer is set out on page 1.

                                       59


World Wide Auctioneers Limited
(Dubai Branch)

Statement of cash flows
for the six month period ended 30 June 2003
                                                                           Six month
                                                                        period ended            Year ended
                                                                        30 June 2003      31 December 2002
                                                                                 USD                   USD

Cash flows from operating activities

Net profit for the period/year                                               316,136               236,241
Adjustments for:
Depreciation                                                                  72,238                97,029
Loss on disposal of equipment                                                    463                     -
Provision for slow moving inventories                                              -                 6,014
Provision for staff terminal benefits                                          4,069                 5,273
                                                                          ----------            ----------
Operating profit before working capital changes                              392,906               344,557

Increase in inventories                                                      (16,133)              (12,444)
Decrease/(increase) in trade and other receivables                         2,742,463            (3,180,128)
(Increase)/decrease in due from related parties                             (238,313)              232,382
(Decrease)/increase in trade and other payables                           (5,191,843)            7,655,357
Decrease in due to related parties                                          (245,468)             (265,119)
                                                                       -------------          ------------
Net cash (utilized)/generated from operations                             (2,556,388)            4,774,605
Staff terminal benefits paid                                                    (891)                    -
                                                                       -------------          ------------
Net cash flow from operating activities                                   (2,557,279)            4,774,605
                                                                       -------------          ------------

Cash flows from investing activities

Acquisition of property, plant and equipment                                 (69,169)             (417,299)
Proceeds from disposal of equipment                                              355                     -
                                                                           ---------           -----------
Net cash flow from investing activities                                      (68,814)             (417,299)
                                                                           ---------           -----------

Cash flows from financing activities

Financing from the Head Office                                               200,000                     -
                                                                          ----------            ----------
Net cash flow from financing activities                                      200,000              (265,119)
                                                                          ----------            ----------

Net (decrease)/increase in cash and cash equivalents                     (2,426,093)             4,357,306

Cash and cash equivalents at beginning of the period/year                  4,579,214               221,908
                                                                        ------------          ------------
Cash and cash equivalents at the end of the period/year                    2,153,121             4,579,214
                                                                             =======               =======
The notes on pages 6 to 12 form part of these financial statements The report of the Reviewer is set out on page 1.

                                       60


World Wide Auctioneers Limited
(Dubai Branch)

Statement of changes in Head Office account for the year ended 30 June 2003


                                                  Head Office         Accumulated
                                                      account              losses                 Total
                                                          USD                 USD                   USD


At 1 January 2002                                     480,000          (1,226,182)             (746,182)

Net profit for the year                                     -             236,241               236,241
                                                   ----------         -----------           -----------
At 31 December 2002                                   480,000            (989,941)             (509,941)
                                                       ======              ======                ======

At 1 January 2003                                     480,000            (989,941)             (509,941)

Financing during the year                             200,000                   -               200,000

Net profit for the period                                   -             316,136               316,136
                                                   ----------         -----------              --------
At 30 June 2003                                       680,000            (673,805)                6,195
                                                       ======              ======                 =====

The notes on pages 6 to 12 form part of these financial statements


                                       61



World Wide Auctioneers Limited
(Dubai Branch)
Notes
(forming part of the financial statements)
1        Status and principal activities

             World Wide Auctioneers Limited ("the Branch") is a branch of World
         Wide Auctioneers Limited BVJ ("the Head Office"), a company incorporated in the territory of the British Virgin Islands under the International Business Companies Act, Cap 291 on 20 March 2000.

             The Branch operates in Jebel Ali, Dubai under a trade license from the Jebel Ali Free Zone Authority. The Branch's commercial operations commenced on 15 June 2000.

             The Head Office is a fully owned subsidiary of World Wide
         Auctioneers Inc., ("the Holding Company"), a limited liability company incorporated in Arizona, USA. The Holding Company acquired the full interest in the Head Office with effect from 1st May 2003 pursuant to an agreement dated 26th April 2003 between the Holding Company and World Wide Auctioneers Limited AG, Munich, Germany.

             The principal activities of the Branch are trading and auction of used and unused construction equipments, transportation and marine equipments. The registered office is at P.O. Box 17774, Jebel Ali,
         Dubai, United Arab Emirates.

2        Principal accounting policies

         Statement of compliance

             The financial statements have been prepared in accordance with International Financial Reporting Standards ("IFRS") promulgated by the
         International Accounting Standards Board (IASB) and interpretations issued by the Standing Interpretations Committee of the IASB.

                      The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the Branch's financial statements.

         Basis of accounting

         These financial statements have been prepared under the historical cost convention.

         The currency of the country in which the Branch is registered is United
         Arab Emirates Durham ("AED"). However, these financial statements are presented in United States Dollars ("USD"), rounded to the nearest USD, to facilitate consolidation at a group level.

         Revenue recognition

         Revenue comprises the commission receivable on acting as agents in auction sales and revenue from trading of goods. Revenue is recognised when the goods are delivered.

         Staff terminal benefits

         The provision for staff terminal benefits is calculated in accordance with the minimum amount prescribed by the Jebel Ali Free Zone
         Authority. It is based on the liability that would arise if the employment of all staff were terminated at the balance sheet date.

         Trade and other receivables

         Trade and other receivables are stated at their cost less impairment losses.

                                       62


World Wide Auctioneers Limited
(Dubai Branch)
Notes (continued)
2        Principal accounting policies (continued)

         Trade and other payables

         Trade and other payables are stated at their cost.

         Borrowing costs

         Borrowing costs are recognised as an expense in the period in which they are incurred.

             Inventories

         Inventories are stated at the lower of cost and net realisable value.
         The cost is determined by specific identification method. Cost includes purchase price, freight, insurance, duties and other incidental expenses incurred in bringing inventories to their present location and condition.

         Property, plant and equipment

         Property, plant and equipment are stated at cost less accumulated depreciation and impairment losses. Depreciation is calculated so as to write-off the cost of property, plant and equipment over their estimated useful lives as follows:
                                                  Life
                (Years)
         Office equipment                             4
         Furniture and fittings                       4
         Leasehold improvements                     4-5
         Vehicles                                     5

         Cash and cash equivalents

         Cash and cash equivalents represent cash in hand and cash at bank.

         Foreign exchange

         Transactions denominated in foreign currencies are translated into USD and recorded at the foreign exchange rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies, which are stated at historical cost, are translated into USD at the foreign exchange rates ruling at the balance sheet date.
         Realised and unrealised foreign exchange differences arising on translation are recognised in the income statement.

         Operating lease - as lessee

              Leases of assets under which the lessor effectively retains all the risks and benefits of ownership are classified as operating leases.
         Payments made under operating leases are recognised in the income statement on a straight-line basis over the period of the lease.

             Provisions

A provision is recognised in the balance sheet when the Branch has a present legal or constructive obligation as a result of a past event, it is probable that an outflow of economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.



                                       63



World Wide Auctioneers Limited
(Dubai Branch)
Notes (continued)

2        Principal accounting policies (continued)

              Impairment

         The carrying amounts of the Branch's assets are reviewed at each balance sheet date or whenever there is any indication of impairment.
         If any such indication exists, the asset's recoverable amount is estimated. An impairment loss is recognised whenever the carrying amount of the asset exceeds it recoverable amount. Impairment losses, if any, are recognised in the income statement.


3        Revenue
                                                                              Six month
                                                                           period ended             Year ended
                                                                           30 June 2003       31 December 2002
                                                                                    USD                    USD

              Commission revenue                                              2,276,073              3,421,250
              Revenue from trading of goods                                      56,524                377,987
                                                                          -------------           ------------
                                                                              2,332,597              3,799,237
         =======                                                               ========


4        Administrative and general expenses
                                                                              Six month
                                                                             Year ended           Period ended
                                                                           30 June 2003       31 December 2002
         These expenses include:                                                    USD                    USD

         Staff salaries and wages                                               212,996                404,961
         Director's salaries                                                     96,000                192,000
         Rent and lease                                                         174,620                304,821
         Freight and clearing                                                   228,657                416,371
         Traveling costs                                                        102,766                196,861
         Advertising expenses                                                    93,535                173,209
         Telephone and faxes                                                     59,559                116,319
         Printing and stationary                                                 40,600                 78,932
         Meals and entertainment expenses                                        46,754                 89,508
         Legal and professional fees                                             46,340                103,339
         Depreciation                                                            72,238                 97,029
         Provision for slow moving inventories                                        -                  6,014
         Bad debts written off                                                    1,711                 10,500
                                                                                   ====                  =====

         Administration and general expenses include USD 66,607 in respect of the representative office of the Branch in Singapore and individual representatives in Thailand and Hong Kong (2002: USD 93,665, excluding
         Singapore).

         The Branch had 26 employees at 30 June 2003 (2002:21).


                                       64




World Wide Auctioneers limited
(Dubai Branch)
Notes (continued)

                                                     Six month
5        Other income                                                         Year ended          Period ended
                                                                            30 June 2003      31 December 2002
                                                                                     USD                   USD

             Management fee                                                            -               100,000
             Interest income                                                           -                 8,808
             Miscellaneous income                                                 11,052                50,305
                                                                              ----------            ----------
                                                                                  11,052               159,113
                                                                                   =====                ======
         Management fee represents the fee received for managing auctions in
         Jakarta.

6        Property, plant and equipment

                                                      Furniture        Leasehold
                                           Office           and         improve-
                                       equipments      fittings           -ments     Vehicles          Total
                                              USD           USD              USD          USD            USD
         Cost
         At 1 January 2003                183,061        68,982          199,180      146,023        597,246
         Additions                         68,165         1,004                -            -         69,169
         Disposals                         (2,123)            -                -            -         (2,123)
                                       ----------     ---------       ----------  -----------    -----------
         At 30 June 2003                  249,103        69,986          199,180      146,023        664,292
                                       ----------     ---------       ----------   ----------    -----------
         Depreciation
         At 1 January 2003                 63,107        35,173           31,111       14,759        144,150
         Charge for the period             28,587         8,694           20,355       14,602         72,238
         On disposals                      (1,305)            -                -            -         (1,305)
                                        ---------     ---------         --------    ---------    -----------
         At 30 June 2003                   90,389        43,867           51,466       29,361        215,083
                                         --------     ---------         --------    ---------     ----------
         Net book value
         At 30 June 2003                  158,714        26,119          147,714      116,662        449,209
                                           ======         =====           ======       ======         ======
         At 31 December 2002              119,954        33,809          168,069      131,264        453,096
                                            =====         =====            =====       ======         ======
         Vehicles are hypothecated to the banks against the loan taken for them.

7                                                    Inventories
                                                     30 June               31 December
                                                        2003                      2002
                                                         USD                       USD
Trading goods                                         68,520                    52,387
Less: provision for slow moving inventories                                     (16,000)             (16,000)
                                                                               --------             ---------
                                                                                 52,520                36,387
                                                                                =======               =======
                                       65


World Wide Auctioneers limited
(Dubai Branch)
Notes (continued)
                                                                                 30 June         31 December
8         Trade and other receivables                                               2003                2002
                                                                                     USD                 USD

             Trade receivables                                                   423,178           3,215,271
             Other receivables and prepayments                                   229,641             180,011
                                                                                ---------       ------------
                                                                                 652,189           3,395,282
                                                                                  ======             =======
9          Transactions with related parties

             The Branch, in the normal course of business, carries out transactions with other business enterprises that fall within the definition of related parties as contained in International Accounting
         Standard 24. These transactions represent amounts transferred to other enterprises for short-term operational requirements. No interest is charged on these transfers.

                                                                                 30 June         31 December
                                                                                    2003                2002
         Due from related parties                                                    USD                 USD

         Asia 4 Sale.com, USA                                                     30,275              28,775
         Adderley Davis & Associates                                              25,536              35,482
         World Wide Auctioneers PTY Limited, Australia                            81,000                   -
         World Wide Auctioneers Inc., USA                                        202,694                   -
         Heavy Equipment FZE                                                           -              16,935
         Finative Inc., USA                                                            -              20,000
                                                                              ----------          ----------
                                                                                 339,505             101,192
                                                                                  ======              ======
         Due to related parties

         World Wide Auctioneers AG, Germany                                       12,032             276,726
         World Wide Auctioneers Asset Bank Trust, Germany                         85,836              67,367
         Heavy Equipment FZE                                                      40,806                   -
         Generators and Cranes FZE                                                     -              40,049
                                                                              ----------          ----------
                                                                                 138,674             384,142
                                                                                  ======              ======
10       Cash in hand and at bank
                                                                                 30 June        31 December
                                                                                    2003               2002
                                                                                     USD                USD

             Cash in hand                                                        989,542            774,987
             Cash at bank                                                      1,163,579          3,804,227
                                                                            ------------       ------------
                                                                               2,153,121          4,579,214
                                                                                ========            =======

         Cash at bank include USD 52,443 (31 December 2002:USD 10,179) as margin deposit towards bank guarantees given.


                                       66


World Wide Auctioneers limited
(Dubai Branch)
Notes (continued)
11        Trade and other payables                                               30 June        31 December
                                                                                    2003               2002
                                                                                     USD                USD

              Trade payables                                                   2,229,872          7,473,050
              Other payables and accruals                                      1,260,778          1,209,443
              Provision for staff terminal benefits                               11,655              8,477
                                                                            ------------       ------------
                                                                               3,502,305          8,690,970
                                                                                 =======            =======

12       Head Office account

         This represents the amount invested by the Holding Company in the Branch.

13        Contingent liabilities and commitment

                      The Branch does not have any significant contingent liabilities or capital commitments at the balance sheet date (31
         December 2002: USD Nil).

14        Operating lease commitments

             The Branch has entered into lease agreements for long-term motor vehicle lease, office space and lease of various residential accommodations for staff. The future lease payments under these leases are as follows:
                                                                             30 June            31 December
                                                                                2003                   2002
                                                                                 USD                    USD

         Within one year                                                     185,999                  9,698
             Between one and two years                                        31,848                      -
             More than two years                                                   -                      -
                                                                                ====                  =====

                                                                             30 June            31 December
15        Bank guarantees                                                       2003                   2002
                                                                                 USD                    USD

         Labour guarantee                                                     52,443                 36,822
                                                                               =====                 ======

16       Financial instruments

         Financial assets of the Branch include trade and other receivables, amounts due from related parties and cash at bank and in hand.
         Financial liabilities of the Branch include trade and other payables and due to related parties. Accounting policies for financial assets and financial liabilities are set out in note 2.

         Credit risk

             Management considers the Branch's credit risk to be low given the credit worthiness of the related parties and a diversification of customers. Accordingly, amounts due from the related parties and trade receivables are considered to be recoverable.


                                       67


World Wide Auctioneers limited
(Dubai Branch)
Notes (continued)

16       Financial instruments (continued)

         Currency risk

          The Branch conducts majority of its core business transactions in USD, except for certain administrative transactions which are done in the local currency i.e. AED. However, the AED is pegged against the USD and hence the currency risk is low.

         Fair value

         The fair value of the Branch's financial instruments approximates their carrying value.

17       Comparative figures

             Certain comparative figures have been reclassified wherever necessary to confirm to the presentation adopted in these financial statements.

                                       68


1
1
EXHIBIT 99(iii)
                                  NovaMed, Inc.

                          World Wide Auctioneers, Ltd.

                PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]

The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of NovaMed, Inc. (a Nevada corporation) ("NOVAMED") and the balance sheet of World Wide Auctioneers, Ltd. (a limited liability company of the territory of the British Virgin Islands) ("WWA") as of June 30, 2003, accounting for the transaction as a recapitalization of WWA with the issuance of shares for the net assets of NOVAMED (a reverse acquisition) and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was not completed as of June 30, 2003.


The following unaudited proforma condensed combined statements of operations combine the results of operations of NOVAMED and the results of operations of WWA for the six months ended June 30, 2003 and the year ended December 31, 2002 as if the transaction had occurred as of the beginning of each respective period.


The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of NOVAMED and WWA. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.



                                       69



                                  NOVAMED, INC.
                        AND WORLD WIDE AUCTIONEERS, LTD.
               UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET
                                  June 30, 2003

                                     ASSETS

                                                World Wide                              Proforma
                                             Auctioneers, Ltd.      NovaMed, Inc.       Increase         Proforma
                                               [Subsidiary]           [Parent]         (Decrease)        Combined
                                                 ------------         ------------      -----------       -----------
ASSETS:
Cash                                               $2,153,121           $2,798      $           -          $2,155,919
Trade and other receivables                           652,819                -                  -             652,819
Receivable due from related party                     339,505                -                  -             339,505
Inventories                                            52,520                -                  -              52,520
Property and equipment, net                           449,209                -                  -             449,209
                                                 ------------         ------------      -----------       -----------
                                            $       3,647,174           $2,798      $           -          $3,649,972
                                                 ------------         ------------      -----------       -----------

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES:
    Accounts payable                        $       3,502,305    $      90,044      $           -      $    3,592,349
    Related party payables                            138,674                -                  -             138,674
    Notes payable                                           -           25,000                  -              25,000
                                                 ------------     ------------        -----------         -----------
       Total current liabilities                    3,640,979          115,044                  -           3,756,023


STOCKHOLDERS' EQUITY (DEFICIT):
    Common stock                                            -            1,300   [A]       13,887              15,187
    Additional paid-in capital                        680,000        6,323,887   [A]     (13,887)             552,567
                                                                                 [B]  (6,437,433)
    Accumulated deficit                              (673,805)     (6,437,433)   [B]    6,437,433           (673,805)
                                                 ------------         ------------      -----------       -----------
       Total Stockholders' Equity (Deficit)             6,195        (112,246)                  -           (106,051)
                                                 ------------         ------------      -----------       -----------
                                            $       3,647,174    $       2,798     $            -  $        3,649,972
                                                 ------------         ------------      -----------       -----------

                                    See Notes To Unaudited Proforma Condensed Financial Statements.

                                       70


                                  NOVAMED, INC.
                        AND WORLD WIDE AUCTIONEERS, LTD.
                 UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2003



                                                World Wide                              Proforma
                                             Auctioneers, Ltd.      NovaMed, Inc.       Increase         Proforma
                                               [Subsidiary]           [Parent]         (Decrease)        Combined
                                                 ------------         ------------      -----------       -----------
REVENUE                            $                2,332,597       $            -                -      $  2,332,597
                                                 ------------         ------------      -----------       -----------
OPERATING EXPENSES:
    Cost of sales                                      41,219                    -                -            41,219
    General and administrative                      1,963,717               11,541                -         1,975,258
                                                 ------------         ------------      -----------       -----------
    Total operating expenses                        2,004,936               11,541                -         2,016,477
                                                 ------------         ------------      -----------       -----------
INCOME (LOSS) FROM OPERATIONS                         327,661             (11,541)                -           316,120

    Interest expense                                  (22,577)                   -                -          (22,577)
    Other income                                       11,052                    -                -            11,052
                                                 ------------         ------------      -----------       -----------
INCOME (LOSS) FROM OPERATIONS
  BEFORE PROVISION FOR TAXES                          316,136             (11,541)                -           304,595

PROVISION FOR INCOME TAXES                                  -                    -                -                 -
                                                 ------------         ------------      -----------       -----------
NET INCOME (LOSS)                   $                 316,136        $    (11,541)       $        -        $  304,595
                                                   ----------            ---------        ---------         ---------

LOSS PER COMMON SHARES
         -BASIC AND DILUTED         $                     N/A        $       (.01)              N/A       $       .02
                                                                       --------- --------- -------- ---------

WEIGHTED AVERAGE SHARES
         -BASIC AND DILUTED                               N/A            1,300,000                         15,187,000
                                                  -----------         ------------                        -----------



                                       71



                                  NOVAMED, INC.
                        AND WORLD WIDE AUCTIONEERS, LTD.
 UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002



                                                World Wide                              Proforma
                                             Auctioneers, Ltd.      NovaMed, Inc.       Increase         Proforma
                                               [Subsidiary]           [Parent]         (Decrease)        Combined
                                                 ------------         ------------      -----------       -----------
REVENUE                         $                   3,799,237       $            -                -      $  3,799,237
                                                 ------------         ------------      -----------       -----------
OPERATING EXPENSES:
    Cost of sales                                     389,112                    -                -           389,112
    General and administrative                      3,308,941               38,890                -         3,347,831
                                                 ------------         ------------      -----------       -----------
    Total operating expenses                        3,698,053               38,890                -         3,736,943
                                                 ------------         ------------      -----------       -----------
INCOME (LOSS) FROM OPERATIONS                         101,184              (38,890)               -            62,294

Interest expense                                     (24,056)                    -                -          (24,056)
Other income (expense)                                159,113               53,938                -           213,051
                                                 ------------         ------------      -----------       -----------
INCOME FROM OPERATIONS
     BEFORE PROVISION FOR TAXES                       236,241               15,048                -           251,289

PROVISION FOR INCOME TAXES                                  -                    -                -                 -
                                                 ------------         ------------      -----------       -----------
NET INCOME                                   $        236,241     $         15,048  $             -  $        251,289
                                                   ----------            ---------        ---------         ---------

LOSS PER COMMON SHARES
         -BASIC AND DILUTED           $                   N/A               $  .02              N/A       $       .02
                                                                        --------- --------- -------         ---------

WEIGHTED AVERAGE SHARES
         -BASIC AND DILUTED                               N/A              979,000                         14,866,000
                                                  -----------         ------------                        -----------







                                    See Notes To Unaudited Proforma Condensed Financial Statements.

                                       72


                                  NOVAMED, INC.
                        AND WORLD WIDE AUCTIONEERS, LTD.
       NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS


NOTE 1 - NOVAMED, INC.

     NOVAMED, INC. ["NOVAMED"], a Nevada corporation, was incorporated on November 26, 1996. During the periods presented, NOVAMED has been primarily engaged in seeking a potential merger opportunity with an operating company.


NOTE 2 - WORLD WIDE AUCTIONEERS, LTD.

         World Wide Auctioneers, Ltd. ["WWA"], was incorporated as a limited liability company in the territory of the British Virgin Islands under the International Business Companies Act, Cap 291 on March 20, 2000.
         WWA's principal activities are the trading and auction of used and unused construction, transportation, and marine equipment.

NOTE 3 - PROFORMA ADJUSTMENTS

         On August 5, 2003, NOVAMED entered into a stock exchange agreement wherein NOVAMED would acquire 100% of WWA through the issuance of 13,887,447 shares of common stock in a transaction wherein WWA will become a wholly-owned subsidiary of NOVAMED. Upon closing of the transaction, the shareholders of WWA will own approximately 91% of the issued and outstanding shares of the Company. Because the shares issued in the transaction represent control of the total shares of the outstanding common stock immediately following the transaction, the transaction has been accounted for as a reverse acquisition. Final consummation of the proposed acquisition is subject to various conditions being met and is not guaranteed.


                                       73


                                  NOVAMED, INC.
                        AND WORLD WIDE AUCTIONEERS, LTD.
       NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 3 - PROFORMA ADJUSTMENTS [Continued]

         Pro forma adjustments on the attached financial statements include the following:

         [A] To record the acquisition of WWA by NOVAMED through the issuance of 13,887,447 shares of common stock. The ownership interests of the former owners of WWA in the combined enterprise will be greater than that of the ongoing shareholders of NOVAMED and, accordingly, the management of WWA will assume operating control of the combined enterprise. Consequently, the acquisition is accounted for as the recapitalization of WWA, wherein WWA purchased the assets of NOVAMED and accounted for the transaction as a "Reverse Acquisition" for accounting purposes.
          [B] To eliminate the accumulated deficit of NOVAMED at the date of acquisition to reflect the purchase by WWA for accounting purposes.

NOTE 4 - PROFORMA (LOSS) PER SHARE

     The proforma income (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though such shares had been outstanding from the beginning of the periods presented.





                                       74